UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 27, 2004

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2004-2

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-106575	31-1750007
333-106575- 05	51-6555100
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1680 Capital One Drive, McLean, Virginia	22102
c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware	19890
(Address of Principal Executive Offices)	(Zip Code)

(703) 720-1000

(302) 651-1119

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

The Registrant is filing the exhibit listed in Item 7(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (the “Notes”) by Capital One Prime Auto Receivables Trust 2004-2 described in the Final Prospectus Supplement dated July 13, 2004.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-2 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2004	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ AL CIAFRE
	Name:	Al Ciafre
	Title:	Assistant Vice President

July 27, 2004	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-2
By: Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2004-2

	By:	/s/ AL CIAFRE
	Name:	Al Ciafre
	Title:	Assistant Vice President